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                       AMENDMENT NO. 1 TO CREDIT AGREEMENT

         THIS AMENDMENT NO. 1 TO CREDIT AGREEMENT (this "Agreement") is made and entered into as of this 5th day of June, 1996 among THE TOPPS COMPANY, INC., a Delaware corporation ("Borrower"), NATIONSBANK, N.A., a national banking association formerly known as NationsBank, National Association (Carolinas), each other lender signatory hereto (each individually, a "Lender" and collectively, the "Lenders"), and NATIONSBANK, N.A., a national banking association formerly known as NationsBank, National Association (Carolinas), in its capacity as agent for the Lenders (in such capacity, the "Agent");

                              W I T N E S S E T H:
                              -------------------
         WHEREAS, the Borrower, the Lenders and the Agent have entered into a Credit Agreement dated as of June 30, 1995 (as amended hereby and as from time to time further amended, supplemented or replaced, the "Credit Agreement"), pursuant to which the Lenders agreed to make certain revolving credit, term loan and letter of credit facilities available to the Borrower; and

         WHEREAS, the Borrower has requested that the Credit Agreement be amended in the manner set forth herein and the Agent and the Lenders are willing to agree to such amendment;

         NOW, THEREFORE, in consideration of the mutual covenants and the fulfillment of the conditions set forth herein, the parties hereto do hereby agree as follows:

     1. Definitions.  Any capitalized terms used herein without definition shall
        -----------
have the meaning set forth in the Credit Agreement.

     2.  Amendment.  Subject to the terms and conditions  set forth herein,  the
         ---------
definition of "Consolidated Current Assets" is hereby deleted in its entirety and replaced by the following definition:

                  "Consolidated Current Assets" means all assets of the Borrower and its Subsidiaries which are expected to be realized in cash, sold in the ordinary course of business, or consumed within one year or which would be classified as a current asset, other than cash, all determined in accordance with GAAP applied on a Consistent Basis; provided, however, that there shall be excluded from the calculation of Consolidated Current Assets that portion of all assets financed through incurring liabilities which are not included in the calculation of Consolidated Current Liabilities;

     3.  Effectiveness.  This  Agreement  shall become  effective as of the date
         -------------
hereof upon receipt by the Agent of twelve (12) fully executed copies of this Agreement (which may be signed in counterparts).

     4.  Representations  and  Warranties.  In order to induce the Agent and the
         --------------------------------
Lenders to enter into this Agreement, the Borrower represents and warrants to the Agent and the Lenders as follows:

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              a)   There has been no material  adverse  change in the condition, financial or otherwise, of the Borrower and its Subsidiaries, taken as a whole, since the date of the most recent financial reports of the Borrower received by the Agent and the Lenders under Section 9.1(a) of
                                                               -------------
         the Credit Agreement, other than changes in the ordinary course of business;

              b) The business and properties of the Borrower and its Subsidiaries, taken as a whole, are not, and since the date of the most recent financial report of the Borrower and its Subsidiaries received by the Agent and the Lenders under Section 9.1(a) of the Credit
                                                 --------------
         Agreement, have not been, adversely affected in any substantial way as the result of any fire, explosion, earthquake, accident, strike, lockout, combination of workers, flood, embargo, riot, activities of armed forces, war or acts of God or the public enemy, or cancellation or loss of any major contracts; and

              c) No event has occurred and is continuing which constitutes, and no condition exists which upon the consummation of the transaction contemplated hereby would constitute, a Default or an Event of Default under the Credit Agreement, either immediately or with the lapse of time or the giving of notice, or both.

     5. Entire Agreement. This Agreement sets forth the entire understanding and
        ----------------
agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relative to such subject matter.

     6.  Full  Force  and  Effect of  Agreement.  Except as hereby  specifically
         --------------------------------------
amended, modified or supplemented, the Credit Agreement and all other Loan Documents are hereby confirmed and ratified in all respects and shall remain in full force and effect according to their respective terms.

     7.  Counterparts.   This  Agreement  may  be  executed  in  any  number  of
         ------------
counterparts, each of which shall be deemed an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument.

     8. Governing  Law. This Agreement  shall in all respects be governed by the
        --------------
laws and judicial decisions of the State of New York.

     9.  Enforceability.  Should  any  one or  more  of the  provisions  of this
         --------------
Agreement be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.

     10. Credit  Agreement.  All  references in any of the Loan Documents to the
         -----------------
Credit Agreement shall mean the Credit Agreement as amended hereby.



                            [Signature page follows.]

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         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officers, all as of the day and year first above written.


                                      BORROWER:

                                      THE TOPPS COMPANY, INC.

                                      By:_______________________________________

                                      Name:_____________________________________

                                      Title:____________________________________


                                      AGENT:

                                      NATIONSBANK, N.A. as Agent for the Lenders

                                      By:_______________________________________

                                      Name:_____________________________________

                                      Title:____________________________________


                                      LENDERS:

                                      NATIONSBANK, N.A.

                                      By:_______________________________________

                                      Name:_____________________________________

                                      Title:____________________________________


                                      CHEMICAL BANK

                                      By:_______________________________________

                                      Name:_____________________________________

                                      Title:____________________________________

                             [Signature Page 1 of 2]

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                                      NATWEST BANK N.A.

                                      By:_______________________________________

                                      Name:_____________________________________

                                      Title:____________________________________


                                      THE BANK OF NEW YORK

                                      By:_______________________________________

                                      Name:_____________________________________

                                      Title:____________________________________


                                      THE SUMITOMO BANK LIMITED,
                                           CHICAGO BRANCH

                                      By:_______________________________________

                                      Name:_____________________________________

                                      Title:____________________________________


                                      TORONTO DOMINION (NEW YORK), INC.

                                      By:_______________________________________

                                      Name:_____________________________________

                                      Title:____________________________________


                                      THE MITSUBISHI BANK, LIMITED-
                                      NEW YORK BRANCH

                                      By:_______________________________________

                                      Name:_____________________________________

                                      Title:____________________________________

                             [Signature Page 2 of 2]

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